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                    SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

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                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)    APRIL 1, 1998
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                       ZENITH NATIONAL INSURANCE CORP.
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           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                1-9627              95-2702776
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 (STATE OR OTHER JURISDICTION    (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)          FILE NUMBER)        IDENTIFICATION NO.)



21255 CALIFA STREET, WOODLAND HILLS, CA                      91367-5021
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

Registrant's telephone number, including area code   (818) 713-1000
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

       Effective April 1, 1998, Zenith Insurance Company, a wholly owned subsidiary of the Registrant ("Zenith Insurance"), closed its previously announced transaction with RISCORP, Inc. and certain of its subsidiaries (collectively, "RISCORP"), pursuant to which Zenith Insurance has acquired substantially all of the assets and assumed certain liabilities of RISCORP related to its workers' compensation business, including RISCORP's existing in-force insurance business as well as the right to all new and renewal policies. Zenith Insurance also acquired RISCORP's "First Call"(sm) managed care workers' compensation system. After the closing, RISCORP will no longer engage in the workers' compensation or managed care businesses. The assets acquired by Zenith Insurance consist of investments, receivables, reinsurance recoverables, property, plant and equipment, office leases, certain trade names and other assets. Real estate acquired by Zenith Insurance was previously used by RISCORP for its workers' compensation operations and will be used by Zenith Insurance for its southeast workers' compensation operations.

       The final purchase price, to be paid in cash, will be the difference between the book value of the assets purchased and the book value of the liabilities assumed by Zenith Insurance as of April 1, 1998. The final purchase price is subject to audit and a dispute resolution process, and cannot be determined at this time. At the closing, Zenith Insurance paid the minimum cash purchase price of $35 million and in addition repaid $15 million of indebtedness of RISCORP, Inc. Zenith Insurance will pay any additional purchase price from internal funds.

       As part of the closing, Zenith Insurance entered into Assumption and Indemnity Reinsurance Agreements with each of the three insurance subsidiaries of RISCORP, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The required financial statements for the acquired business are not filed at this time and the Registrant will file such financial statements as soon as practicable, but not later than 60 days after the date on which this Report on Form 8-K is required to be filed.

       (b) PRO FORMA FINANCIAL INFORMATION. The required financial statements are not filed at this time and the Registrant will file such financial statements as soon as practicable, but not later than 60 days after the date on which this Report on Form 8-K is required to be filed.

       (c)  EXHIBITS

            Number              Exhibit
            ------              -------

            10.1 Asset Purchase Agreement, dated as of June 17, 1997, by and among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance


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                          Services, Inc., RISCORP Managed Care Services, Inc.,
                          CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Property & Casualty Insurance Company, RISCORP National Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding, Inc., RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II. (Incorporated herein by reference to Exhibit 10.1 to Zenith's Current Report on Form 8-K dated June 17, 1997.)

            10.2 First Amendment, entered into June 26, 1997, to the Asset Purchase Agreement dated as of June 17, 1997, by and among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Managed Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Property & Casualty Insurance Company, RISCORP National Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding, Inc., RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II.

            10.3 Second Amendment, entered into July 11, 1997, to the Asset Purchase Agreement dated as of June 17, 1997, by and among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Managed Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Property & Casualty Insurance Company, RISCORP National Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding, Inc., RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II.

            10.4 Amendment No. 3 entered into March 30, 1998, to the Asset Purchase Agreement dated as of June 17, 1997, by and among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., 1390 Main Street Services, Inc.,


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                          RISCORP of Illinois, Inc., Independent Association
                          Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Managed Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Acquisition, Inc., RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Property & Casualty Insurance Company, RISCORP National Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding Company,
                          RISCORP Staffing Solutions, Inc. I and RISCORP Staffing Solutions, Inc. II.

            10.5 Assumption and Indemnity Reinsurance Agreement, dated as of April 1, 1998, by and between Zenith Insurance Company and RISCORP National Insurance Company.

            10.6 Assumption and Indemnity Reinsurance Agreement, dated as of April 1, 1998, by and between Zenith Insurance Company and RISCORP Insurance Company.

            10.7 Assumption and Indemnity Reinsurance Agreement, dated as of April 1, 1998, by and between Zenith Insurance Company and RISCORP Property & Casualty Insurance Company.

            99 Press Release of Zenith National Insurance Corp. dated April 2, 1998.


                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ZENITH NATIONAL INSURANCE CORP.


Dated: April 16, 1998                      By:  /s/ FREDRICKA TAUBITZ
                                               ---------------------------
                                               Name:  Fredricka Taubitz
                                               Title:  Executive Vice President
                                                       & Chief Financial Officer


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